Guarantees granted, commitments and contingent liabilities	12 Months Ended
Dec. 31, 2022
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Guarantees granted, commitments and contingent liabilities

26.	Guarantees granted, commitments and contingent liabilities
Guarantees granted
At December 31, 2022, the Company had pledged guarantees on the debt or commitments of third parties totaling €24 million (€25 million at December 31, 2021), as well as guarantees on related party debt and commitments of €248 million at December 31, 2022 (€161 million at December 31, 2021).
SCUSA Private-label financing agreement
In February 2013, FCA US entered into a private-label financing agreement (the “SCUSA Agreement”) with Santander Consumer USA Inc. (“SCUSA”), an affiliate of Banco Santander, which launched on May 1, 2013. Under the SCUSA Agreement, SCUSA provides a wide range of wholesale and retail financing services to FCA US's dealers and consumers in accordance with its usual and customary lending standards, under the Chrysler Capital brand name.
The SCUSA Agreement has a ten-year term expiring in April 2023, subject to early termination in certain circumstances, including the failure by a party to comply with certain of its ongoing obligations under the SCUSA Agreement. In accordance with the terms of the agreement, SCUSA provided an upfront, non-refundable payment of €109 million (U.S.$150 million) in May 2013, which was recognized as deferred revenue and is amortized over ten years. At December 31, 2022, €12 million (U.S.$12 million) remained in deferred revenue.
On June 28, 2019, FCA US entered into an amendment (the “Amendment”) to the SCUSA Agreement. The Amendment modified certain terms of the agreement, with the remaining term unchanged through to April 2023, and in connection with its execution, SCUSA made a one-time, nonrefundable, non-contingent, cash payment of U.S. $60 million (€53 million) to FCA US as part of a negotiated resolution of open matters. This amount was recognized by FCA during 2019. The duration of the agreement remained unchanged. In April 2022 the SCUSA Agreement was amended and extended through 2025, allowing SCUSA to serve a complementary role to Stellantis Financial Services. Under the SCUSA Agreement, SCUSA has certain rights, including limited exclusivity to participate in specified minimum percentages of certain retail financing subvention programs.
From time to time, FCA US worked with certain lenders to subsidize interest rates or cash payments at the inception of a financing arrangement to incentivize customers to purchase its vehicles, a practice known as “subvention”. FCA US has provided SCUSA with limited exclusivity rights to participate in specified minimum percentages of certain of its retail financing rate subvention programs. SCUSA has committed to certain revenue sharing arrangements, as well as to consider future revenue sharing opportunities. SCUSA bears the risk of loss on loans contemplated by the SCUSA Agreement. The parties share in any residual gains and losses in respect of consumer leases, subject to specific provisions in the SCUSA Agreement, including limitations on FCA US participation in gains and losses.
Other repurchase obligations
In accordance with the terms of other wholesale financing arrangements in Mexico, Stellantis Mexico was required to repurchase dealer inventory financed under these arrangements, upon certain triggering events and with certain exceptions, including in the event of an actual or constructive termination of a dealer’s franchise agreement. These obligations exclude certain vehicles including, but not limited to, vehicles that have been damaged or altered, that are missing equipment or that have excessive mileage or an original invoice date that is more than one year prior to the repurchase date. In December 2015, Stellantis Mexico entered into a ten-year private label financing agreement with STM Financial, S.A De C.V., Sofom, E.R., Grupo Financiaro Inbursa (“STM Financial”), a wholly owned subsidiary of Banco Inbursa, under which STM Financial provides a wide range of financial wholesale and retail financial services to Stellantis Mexico's dealers and retail customers under the Stellantis Financial Mexico brand name. The wholesale repurchase obligation under the new agreement will be limited to wholesale purchases in case of actual or constructive termination of a dealer's franchise agreement.
At December 31, 2022, the maximum potential amount of future payments required to be made in accordance with these wholesale financing arrangements was approximately €264 million ($282 million) and was based on the aggregate repurchase value of eligible vehicles financed through such arrangements in the respective dealer's stock. If vehicles are required to be repurchased through such arrangements, the total exposure would be reduced to the extent the vehicles can be resold to another dealer. The fair value of the guarantee was nil at December 31, 2022.
Arrangements with key suppliers
From time to time and in the ordinary course of business, the Company entered into various arrangements with key third party suppliers in order to establish strategic and technological advantages. A limited number of these arrangements contained unconditional purchase obligations to purchase a fixed or minimum quantity of goods and/or services with fixed and determinable price provisions. Future minimum purchase obligations under these arrangements at December 31, 2022 were as follows for the Company's continuing operations:

(€ million)
2023	€971
2024	€350
2025	€277
2026	€396
2027	€418
2028 and thereafter	€2,968
In December 2022, the Company committed to the purchase of batteries for the amount of €3,568 million over a 9 year period starting from 2025 with StarPlus Energy LLC. The residual commitment at December 31, 2022 amounts to €3,568 million. This commitment is included in the table above.
Other commitments, arrangements and contractual rights
On March 23, 2022, Stellantis announced that it will support ACC growth plans as it intends to build a third production site transforming Stellantis’ existing Termoli (Italy) plant into a new electric vehicle battery facility and finalized the agreement to add Mercedes-Benz AG as a new, equal partner with TotalEnergies/Saft and Stellantis. The partners have also committed to increase ACC’s total industrial capacity to at least 120 gigawatt hours (GWh) by 2030 and to scale up development and production of next-generation high-performance battery cells and modules.
On May 24, 2022, Stellantis and Samsung SDI Co., Ltd announced their plan to invest over €2.4 billion ($2.5 billion) in a joint venture, that was incorporated in December 2022 under the name of StarPlus Energy LLC for a lithium-ion battery production plant in Kokomo, Indiana, U.S. Refer to Note 3, Scope of consolidation for additional information.
On March 23, 2022, Stellantis and LG Energy Solution announced their plan to invest over €3.7 billion ($5 billion CAD) in a joint venture for Canada’s first large scale lithium-ion battery production plant, which will be built in Windsor, Canada. The agreement is subject to customary closing conditions, including regulatory approvals.
At December 31, 2022, total capital commitments related to the above were €2.2 billion for the period 2023 through to 2025.
European leasing agreements
On December 17, 2021, Stellantis announced the intention to reorganize its leasing activities in Europe with the intention to create a European multi-brand operational leasing company with CACF, (with each of Stellantis and CACF holding a 50 percent interest) that would result from the combination of the leasing activities of Leasys, a subsidiary transferred at December 31, 2022, from FCA Bank to LeaseCo, a joint venture held 50 percent by both Stellantis and CACF, and the activities of F2ML, a business unit created within the former Groupe PSA and which aims to develop the B2B long-term leasing activity. In addition, the joint ventures with BNPP PF and SCF are planned to be reorganized so the joint ventures with BNPP PF will operate financing activities in Germany, Austria and in the UK and joint ventures with SCF will operate financing activities in France, Italy, Spain, Belgium, Poland, the Netherlands and through a commercial agreement with SCF in Portugal. The joint ventures’ financing activities will cover all Stellantis brands. The binding agreements governing this reorganization were signed on March 31, 2022 between Stellantis and each of BNP Paribas Personal Finance, Crédit Agricole Consumer Finance and Santander Consumer Finance and the proposed transactions are targeted to be completed during the first half of 2023, subject to regulatory approvals including from relevant authorities and market regulators. Refer to Note 3, Scope of consolidation for additional information.
Contingent liabilities
In connection with significant asset divestitures carried out in prior years, the Company provided indemnities to purchasers with the maximum amount of potential liability under these contracts generally capped at a percentage of the purchase price. These liabilities refer principally to potential liabilities arising from possible breaches of representations and warranties provided in the contracts and, in certain instances, environmental or tax matters, generally for a limited period of time. Potential obligations with respect to these indemnities were nil as of December 31, 2022 (€5 million as of December 31, 2021). The Company provided certain other indemnifications that do not limit potential payment and as such, it was not possible to estimate the maximum amount of potential future payments that could result from claims made under these indemnities.
Takata airbag inflators
Putative class action lawsuits were filed in March 2018 against FCA US LLC (“FCA US”), a wholly owned subsidiary of Stellantis, in the U.S. District Courts for the Southern District of Florida and the Eastern District of Michigan, asserting claims under federal and state laws alleging economic loss due to Takata airbag inflators installed in certain of our vehicles. The cases were subsequently consolidated in the Southern District of Florida. On November 8, 2022, the Court granted summary judgement in FCA US’s favor against all claimants except those in Georgia and North Carolina. FCA US has moved to dismiss all remaining claims and decisions on those motions are pending. At this stage of the proceedings, we are unable to reliably evaluate the likelihood that a loss will be incurred or estimate a range of possible loss.
Emissions Matters
On January 10, 2019, FCA US announced it had reached final settlements on civil environmental and consumer claims with the U.S. Environmental Protection Agency (“EPA”), the Civil Division of the U.S. Department of Justice (“DoJ”), the California Air Resources Board (“CARB”), the State of California, 49 other States and U.S. Customs and Border Protection, for which we accrued €748 million during the year ended December 31, 2018. Approximately €350 million of the amount accrued by FCA US, which was prior to the merger, was related to civil penalties to resolve differences over diesel emissions requirements. A portion of the amount accrued, prior to the merger, was attributable to settlement of a putative class action on behalf of consumers in connection with which FCA US agreed to pay an average of $2,800 per vehicle to eligible customers affected by the recall. That settlement received final court approval on May 3, 2019. On April 9, 2021, FCA US reached an agreement with substantially all of the approximately 3,200 consumers that exercised their right to opt out of the class action settlement to settle their claims for an amount that is not material to the Company. As of December 31, 2022, our best estimate of a probable loss is reflected in the amount previously accrued prior to the merger.
In September 2019, the DoJ filed criminal charges against an employee of FCA US for, among other things, fraud, conspiracy, false statements and violations of the Clean Air Act primarily in connection with efforts to obtain regulatory approval of the vehicles that were the subject of the civil settlements described above. In April 2021, two additional employees of a Stellantis subsidiary were indicted by the DoJ on similar charges. The three employees were placed on administrative leave following their indictments. On June 3, 2022, FCA US announced that it had agreed to a settlement to resolve the DoJ, Criminal Division’s investigation as it relates to FCA US. The settlement, which received court approval, includes a guilty plea, a fine of approximately $96 million, and the forfeiture of approximately $204 million in gains. Prior to the merger, we accrued approximately €200 million during the three months ended September 30, 2020 as our best estimate of probable loss with regard to matters under discussion. In light of subsequent progress in our discussions with the DoJ, Criminal Division, we increased our accrual for this matter to approximately €266 million as of December 31, 2021, which is sufficient to cover the forfeiture and penalty imposed by the plea agreement. We remain subject to a number of related private lawsuits (the “Non Opt-Out Litigation”).
We have also received inquiries from other regulatory authorities in a number of jurisdictions as they examine the on-road tailpipe emissions of several automakers’ vehicles and, when jurisdictionally appropriate, we continue to cooperate with these governmental agencies and authorities.
In Europe, we have continued to work with the Italian Ministry of Transport (“MIT”) and the Dutch Vehicle Regulator (“RDW”), the authorities that certified FCA diesel vehicles for sale in the European Union, and the UK Driver and Vehicle Standards Agency in connection with their review of several diesel models.
We also responded to inquiries from the German authority, the Kraftfahrt-Bundesamt (“KBA”), regarding emissions test results for FCA diesel vehicles, and discussed the KBA reported test results, our emission control calibrations and the features of the vehicles in question. After these initial discussions, the MIT, which has sole authority for regulatory compliance of the vehicles it has certified, asserted its exclusive jurisdiction over the matters raised by the KBA, tested the vehicles, determined that the vehicles complied with applicable European regulations and informed the KBA of its determination. Thereafter, mediations were held under European Commission (“EC”) rules, between the MIT and the German Ministry of Transport and Digital Infrastructure, which oversees the KBA, in an effort to resolve their differences. The mediation concluded and no action was taken with respect to FCA. In May 2017, the EC announced its intention to open an infringement procedure against Italy regarding Italy's alleged failure to respond to EC's concerns regarding certain FCA emission control calibrations. The MIT responded to the EC's allegations by confirming that the vehicles' approval process was properly performed. On December 2, 2021, the EC notified Italy of its position that Italy did not comply with its obligation to enforce EU emission type approval rules.
In December 2019, the MIT notified FCA of communications with the Dutch Ministry of Infrastructure and Water Management (“I&W”) regarding certain irregularities allegedly found by the RDW and the Dutch Center of Research TNO in the emission levels of certain Jeep Grand Cherokee Euro 5 models and a vehicle model of another OEM containing a Euro 6 diesel engine supplied by FCA. In January 2020, the Dutch Parliament published a letter from the I&W summarizing the conclusions of the RDW regarding those vehicles and engines and indicating an intention to order a recall and report their findings to the Public Prosecutor, the EC and other Member States. FCA engaged with the RDW to present our positions and cooperate to reach an appropriate resolution of this matter. FCA proposed certain updates to the relevant vehicles that have been tested and approved by the RDW and are now being implemented. Nevertheless, this matter is still pending.
In addition, as part of the judicial investigation of several automakers in France, commencing in 2016 and 2017, Automobiles Peugeot and Automobiles Citroën were placed under examination by the Judicial Court of Paris in June 2021 on allegations of consumer fraud in connection with the sale of Euro 5 diesel vehicles in France between 2009 and 2015. In July 2021, FCA Italy was placed under examination by the same court for possible consumer fraud in connection with the sale of Euro 6 diesel vehicles in France between 2014 and 2017. FCA Italy was also designated as a material witness in connection with allegations of obstruction of the actions of an economy ministry antifraud inspector in 2016 and 2017. As is typical in a French criminal inquiry, each of the companies were required to pay bail for the potential payment of damages and fines and to ensure representation in court, and to provide a guarantee for the potential compensation of losses. None of these amounts were, individually or in the aggregate, material to the Company.
In July 2020, unannounced inspections took place at several of FCA’s sites in Germany, Italy and the UK at the initiative of the Public Prosecutors of Frankfurt am Main and of Turin, as part of their investigations of potential violations of diesel emissions regulations and consumer protection laws. In April 2022, former FCA companies received an order to produce documents to the Public Prosecutors. In October 2022, inspections took place at the Italian offices of FCA Italy and Maserati and at the German office of Maserati Deutschland. The Public Prosecutor of Frankfurt has also informed us that it is conducting a criminal investigation regarding the emissions of certain PSA diesel engines installed in approximately 1,000 PSA vehicles and 29,000 Mitsubishi vehicles sold in Germany. We continue to cooperate with these investigations.
We also face class actions and individual claims in several European countries. Several former FCA and PSA companies and our Dutch dealers have been served with two class actions filed in the Netherlands by Dutch foundations seeking monetary damages and vehicle buybacks in connection with alleged emissions non-compliance of certain diesel vehicles. We have also been notified of a potential class action on behalf of Dutch consumers alleging emissions non-compliance of certain former FCA vehicles sold as recreational vehicles, as well as a securities class action in the Netherlands, alleging misrepresentations by FCA, now Stellantis. A class action alleging emissions non-compliance has also been filed in Portugal regarding former FCA vehicles and similar claims in the UK regarding former FCA and PSA vehicles are in a pre-litigation phase. We are also defending approximately 11,300 individual consumer claims alleging emissions non-compliance of certain former FCA vehicles in Germany and approximately 150 in Austria.
In December 2018, the Korean Ministry of Environment (“MOE”) announced its determination that approximately 2,400 FCA vehicles imported into Korea during 2015, 2016 and 2017 were not emissions compliant and that the vehicles with a subsequent update of the emission control calibrations voluntarily performed by FCA, although compliant, would have required re-homologation of the vehicles concerned. In May 2019, the MOE revoked certification of the above-referenced vehicles and announced an administrative fine for an amount not material to the Company which has been paid by our Korean subsidiary. Our appeal of the MOE’s decision was rejected and we are no longer pursuing appeals other than in connection with calculation of the fine. Our Korean subsidiary has also paid an administrative fine, in an amount not material to the Company, imposed by the Korean Fair Trade Commission for a purported breach of the Act on Fair Labeling and Advertisement in connection with these vehicles.
In November 2021, the MOE issued notice of its intention to impose a recall order, revocation of certification and an administrative fine on the basis of the alleged non-compliance of approximately 2,250 other FCA vehicles. The amount of the administrative fine is not material to the Company. We are waiting for the MOE to issue the final disposition on this matter. Our subsidiary in Seoul, Korea is also cooperating with local criminal authorities in connection with their review of these matters. In both cases, the authorities decided to not refer the matter to prosecutors, as they had found no evidence of wrongdoing by our Korean subsidiary.
The results of the unresolved governmental inquiries and private litigation related to the emissions matters disclosed above cannot be predicted at this time and these inquiries and litigation may lead to further enforcement actions, penalties or damage awards, any of which may have a material adverse effect on our business, financial condition and results of operations. It is also possible that these matters and their ultimate resolution may adversely affect our reputation with consumers, which may negatively impact demand for our vehicles and consequently could have a material adverse effect on our business, financial condition and results of operations. At this stage, we are unable to evaluate the likelihood that a loss will be incurred with regard to the unresolved inquiries, Non Opt-Out Litigation and other private litigation or estimate a range of possible loss.
National Training Center
On January 27, 2021, FCA US announced an agreement with the U.S. Attorney’s Office for the Eastern District of Michigan to resolve its investigation into past misconduct of certain former FCA US employees involving the UAW-Chrysler National Training Center (“NTC”). Pursuant to the agreement, which received court approval on July 19, 2021, FCA US agreed to plead guilty to a single count of conspiracy to violate the Labor Management Relations Act and the payment of a fine in an amount that is not material to the Company and which was accrued prior to the merger. FCA US also agreed to implement an independent compliance monitor for three years with respect to the dissolution of the NTC and internal controls as they relate to the trusts being implemented to replace the NTC.
Several putative class action lawsuits have been filed against FCA US in U.S. federal court alleging harm to UAW workers as a result of these acts. Those actions have been dismissed both at the trial court stage and on appeal. Three plaintiffs in these lawsuits also filed charges alleging unfair labor practices with the U.S. National Labor Relations Board (the “Board”). The Board issued a complaint regarding these allegations and sought a cease and desist order as well as the posting of a notification with respect to the alleged practices, but subsequently dismissed the charges.
On July 20, 2020, a group of employees in FCA’s Toledo, Ohio Jeep plant filed a lawsuit in U.S. District Court for the Northern District of Ohio against FCA US, the UAW and certain individuals claiming violations of the Racketeer Influenced and Corrupt Organizations (RICO) Act and civil conspiracy. On October 20, 2020, FCA US filed a motion to dismiss. Plaintiffs filed their second amended complaint on June 25, 2021. Briefing on the motion to dismiss has been stayed pending decisions on motions to dismiss in two related cases in the U.S. District Court for the Eastern District of Michigan. At this stage, we are unable to reliably evaluate the likelihood that a loss will be incurred or estimate a range of possible loss.
On October 16, 2020 and February 28, 2021, lawsuits were filed in U.S. District Court for the Eastern District of Michigan, by groups of current and former employees making similar claims. The court granted our motion to dismiss one of the cases and that decision has been appealed by plaintiffs. Our motion to dismiss the other case remains pending. At this stage, we are unable to reliably evaluate the likelihood that a loss will be incurred or estimate a range of possible loss with regard to these lawsuits.
General Motors Litigation
On November 20, 2019, General Motors LLC and General Motors Company (collectively, “GM”) filed a lawsuit in the U.S. District Court for the Eastern District of Michigan against FCA US, FCA N.V., now Stellantis N.V., and certain individuals, claiming violations of the RICO Act, unfair competition and civil conspiracy in connection with allegations that FCA US made payments to UAW officials that corrupted the bargaining process with the UAW and as a result FCA US enjoyed unfair labor costs and operational advantages that caused harm to GM. GM also claimed that FCA US had made concessions to the UAW in collective bargaining that the UAW was then able to extract from GM through pattern bargaining which increased costs to GM and that this was done by FCA US in an effort to force a merger between GM and FCA N.V. The court dismissed GM’s lawsuit with prejudice. GM subsequently appealed the dismissal to the U.S. Court of Appeals for the Sixth Circuit the court affirmed the dismissal of GM’s complaint. On January 9, 2023, GM filed a petition with the U.S. Supreme Court, seeking review of the Sixth Circuit’s decision.
Following dismissal of its Federal court case, GM filed an action against FCA US and FCA N.V., now Stellantis N.V., in Michigan state court, making substantially the same claims as it made in the federal litigation. On October 15, 2021, the court granted Stellantis N.V. and FCA US’s motion for summary disposition. GM filed a motion for reconsideration and on December 6, 2021, the court granted GM’s motion, permitting GM to amend its complaint. GM filed a second amended complaint on December 23, 2021. On May 16, 2022, the court denied FCA US’s motion for summary disposition and permitted discovery to proceed against FCA US. On July 20, 2022, the court granted Stellantis N.V.’s motion for summary disposition, but on November 28, 2022 the court granted GM’s motion for reconsideration and permitted jurisdictional discovery to proceed against Stellantis N.V. At this stage, we are unable to reliably evaluate the likelihood that a loss will be incurred or estimate a range of possible loss.
Tigershark Engine – EPA Matter
In connection with internal testing, FCA US determined that approximately 935,000 vehicles equipped with the 2.4L Tigershark engine may have excess tailpipe emissions. FCA US discussed this issue and reviewed the proposed solution with the EPA and CARB. Prior to the merger, FCA US increased its warranty campaign provision by approximately €200 million associated with a recall campaign to implement this solution.
Tigershark Engine – Litigation
In addition, putative class action lawsuits have been filed against FCA US and consolidated into a single action in U.S. District court in Michigan asserting claims under federal and state laws claiming manufacturing and design defects in certain vehicles equipped with the 2.4L Tigershark engine, which has been installed in approximately 1.6 million vehicles sold in the U.S. The claims allege excessive oil consumption and related excess emissions. In November 2021, we entered into an agreement in principle to settle the litigation, contingent on court approval, for an amount that is not material to the Company. The court granted final approval of the settlement in December 2022.
Other matters
Corporate Average Fuel Economy (“CAFE”) standards
On August 31, 2020, the U.S. Court of Appeals for the Second Circuit vacated a final rule published by NHTSA in July 2019 that had reversed NHTSA’s 2016 increase to the base rate of the CAFE penalty from $5.50 to $14.00. The base rate applies to each tenth of a mile per gallon that a manufacturer’s fleet-wide average fuel efficiency is below the CAFE standard, and is multiplied by the number of vehicles in the manufacturer’s fleet to arrive at an aggregate penalty. On January 14, 2021, NHTSA published an interim final rule with immediate effect, the result of which was to apply the increased fine rate that resulted from the Second Circuit’s ruling to future model years. In particular, NHTSA’s interim rule imposed a CAFE penalty base rate of $5.50 through 2021 Model Year and increased the CAFE penalty base rate to $14.00 prospectively from the 2022 Model Year. FCA accrued estimated amounts for any probable CAFE penalty based on the $5.50 rate for Model Years 2021 and earlier. In addition, as a result of the acquisition, and in accordance with IFRS 3, we recognized an incremental contingent liability of €163 million for the potentially higher fine rate on vehicle shipments prior to the merger date.
On April 1, 2022, NHTSA published a final rule repealing the interim final rule issued in January 2021 and reverting to the December 2016 final rule which increased the CAFE civil penalty rate from $5.00 to $14.00, beginning with 2019 Model Year. NHTSA is expected to continue to make mandatory inflation adjustments to the CAFE civil penalty rate, as required by law for all civil monetary penalties. Applying the annual inflation adjustment procedures did not result in an increase in the $14.00 rate through 2021 Model Year, but did result in an increased fine rate to $15.00 for 2022 Model Year vehicles. An additional accrual of €655 million has been recognized resulting from an increase in the provision related to the Model Year 2019-2021 penalty rate adjustment. In addition, an accrual of €5 million has been recognized to reflect the Model Year 2022 inflation adjustment for vehicles sold in 2021, and penalties for Model Year 2022 vehicles sold in the current year have been accrued based on a penalty rate of $15.00.
Greenhouse Gas Standards
On March 9, 2022, the EPA reinstated California’s authority under the Clean Air Act to enforce its own, more stringent, greenhouse gas (“GHG”) emission standards for passenger vehicles and light duty trucks (the “California Waiver”). California emission standards covered by the California Waiver may be adopted by other states and to date 17 other states and the District of Columbia (the “California Waiver States”) have adopted California’s GHG emissions standards under the California Waiver.

 Prior to the EPA’s withdrawal of the California Waiver, automotive OEMs were deemed to be compliant with California’s GHG emissions standards if they were compliant with the EPA’s GHG standards. This “deemed to comply” mechanism was removed from the California regulation prior to the reinstatement of the California Waiver. As interpreted by CARB, the EPA’s reinstatement of the California Waiver together with the removal of the “deemed to comply” mechanism means that automotive OEMs are retroactively subject to the separate California GHG standards beginning with the model year 2021 fleet. OEMs may achieve compliance with the California GHG emission standards in several ways, including through the sale of emission-compliant vehicles within their fleet for a given model year, through the carryforward or carryback of excess credits generated by a compliant fleet in past or future years, by the purchase of California-specific regulatory credits from third parties or by a combination of the foregoing.
 We did not meet the California GHG targets for model year 2021 and do not expect to meet the California GHG targets for model year 2022, as in planning both model years prior to reinstatement of the California Waiver we assumed the ability to utilize existing credits based on regulations in force at the time. We intend to be compliant with the California GHG program, and for those years and any other model year with deficits, we intend to seek to cover such deficits with excess credits generated through our compliance in model years within the applicable five-year carryback period.

While we are executing on several important steps to ensure our carryback strategy, the success of our carryback strategy depends on future levels and mix of production and sales, as well as general market demand for battery electric vehicles, all of which are inherently speculative. As we are unable to reliably estimate the cost of compliance, we have not recognized a provision.

 We understand that certain other automobile OEMs are subject to less stringent California GHG emissions standards pursuant to settlement agreements entered into with CARB on terms that are not available us. We are currently evaluating the enforceability of the California GHG emissions standards as applied by CARB, particularly in light of their retroactive application following the EPA’s reinstatement of the California Waiver, as well as the disparate treatment of other automotive OEMs which are not subject to the same standards.

U.S. Import Duties
Historically, FCA paid a 2.5 percent duty on Ram ProMaster City vehicles imported into the U.S. as passenger vehicles rather than the 25 percent duty applicable to vehicles that are imported into the U.S. as cargo vans. The vast majority of these vehicles are converted into cargo vans after importation. Federal litigation against a competitor in a similar case resulted in the application of the 25 percent duty rate to the competitor’s vehicles. We believe there are facts that distinguish our case from that of the competitor. However, U.S Customs and Border Protection may seek to recover increased duties for our prior imports, plus interest, and may assert a claim for penalties. At this stage, we are unable to reliably evaluate the likelihood that a loss will be incurred or estimate a range of possible loss.